Annual
                                                                          Report
                                                              SEPTEMBER 30, 1998

                                                          [TURNER LOGO OMITTED]

                                             -----------------------------------
                                                 Turner Growth Equity Fund
                                             -----------------------------------
                                                 Turner Midcap Growth Fund
                                            -----------------------------------
                                                Turner Small Cap Growth Fund
                                            -----------------------------------
                                                  Turner Ultra Large Cap
                                                        Growth Fund
                                            -----------------------------------
                                                  [TURNER LOGO OMITTED]
                                              Portfolios of the TIP Funds

CONTENTS
--------------------------------------------------------------------------------

 2  Total Returns
 3  Fund Investment Objectives
 4  Letter to Shareholders
 8  Investment Review: Turner Growth Equity Fund
10  Investment Review: Turner Midcap Growth Fund
12  Investment Review: Turner Small Cap Growth Fund
14  Investment Review: Turner Ultra Large Cap Growth Fund
16  Financial Statements
34  Report of Independent Auditors
35  Notice to Shareholders

TURNER FUNDS (PORTFOLIO OF TIP FUNDS)
--------------------------------------------------------------------------------
     The Turner Funds, a portfolio of the TIP Funds, offer a series of seven no-load mutual funds to individual and institutional investors. The minimum initial investment in a Turner Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $500.

     Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the Turner Funds. The firm, founded in 1990, invests more than $2.6 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions. Turner Investment Partners manages the Turner Growth Equity Fund, the Turner Midcap Growth Fund, the Turner Small Cap Growth Fund, and the Turner Ultra Large Cap Growth Fund. Separate investment firms manage the other mutual funds in the TIP Funds family. Turner Investment Partners, Inc. also manages the Turner Micro Cap Growth Fund, the Turner Short Duration Government Funds - One Year Portfolio, and the Turner Short Duration Government Funds - Three Year Portfolio mutual funds under the TIP Institutional Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     TIP Funds shareholders receive annual and semiannual reports and quarterly account statements.Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312.Or they may write to TIP Funds, Box 419805, Kansas City, Missouri 64141.


TOTAL RETURNS*
---------------------------------------------------------------------------------------------------------------------------
Periods ended September 30, 1998
                                                           THREE                 FIVE                 SINCE
                                        ONE                YEARS                 YEARS             INCEPTION**
                                       YEAR            (ANNUALIZED)          (ANNUALIZED)         (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------------
TURNER GROWTH
   EQUITY FUND                        10.71%              21.75%                16.12%               16.52%
Russell 1000
   Growth Index                       11.10               22.50                 20.80                17.24
S&P 500 Index                          9.06               22.60                 19.90                18.06
---------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP
   GROWTH FUND                         1.24                 --                    --                 20.68
Russell Midcap
   Growth Index                       (9.38)                --                    --                  8.40
---------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP
   GROWTH FUND                       (16.90)              13.89                   --                 20.56
Russell 2000
   Growth Index                      (24.83)               1.45                   --                  5.65
Russell 2500 Index                   (16.41)               9.15                   --                 10.85
---------------------------------------------------------------------------------------------------------------------------
TURNER ULTRA LARGE
   CAP GROWTH FUND                    17.26                 --                    --                 24.52
Russell Top 200
   Growth Index                       17.92                 --                    --                 23.29
S&P 500 Index                          9.06                 --                    --                 18.74
---------------------------------------------------------------------------------------------------------------------------

 *Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The inception dates for each mutual fund are as follows: Turner Growth Equity
  Fund, March 11, 1992; Turner Midcap Growth Fund, October 1, 1996; Turner Small Cap Growth Fund, February 7, 1994; and Turner Ultra Large Cap Growth Fund, February 1, 1997. In the case of the indexes for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund, returns are calculated from the first full month following the fund's inception date.

FUND INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
     THE TURNER GROWTH EQUITY FUND seeks capital appreciation.It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 1000 Growth Index.
     THE TURNER MIDCAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations between $500 million and $6 billion at the time of purchase that Turner believes offer strong earnings growth potential.The fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.
     THE TURNER SMALL CAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations not exceeding $1 billion that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.
     THE TURNER ULTRA LARGE CAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations exceeding $10 billion at the time of purchase that Turner believes offer strong earnings growth potential. The fund's economic-sector weightings approximate the sector weightings of the Russell Top 200 Growth Index.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

Like the little girl who had a little curl right in the middle of her forehead, when the stock market was good in the 12-month period ended September 30, it was very, very good, and when it was bad, it was horrid.
     From January to July of this year the stock market, as represented by the S&P 500 Index, was very, very good, soaring nearly 25%. But the market was horrid before and after that, producing corrections (declines of more than 10%) in both October 1997 and August-September 1998. The good behavior outweighed the bad, and altogether the S&P 500 returned 9.06% for the period-- a mildly agreeable showing, but below the long-term annual average of about 11%. For small stocks, however, performance was on balance something worse than horrid, with the Russell 2000 Index suffering a loss of 19.02%.
     The good behavior was attributed mainly to recession-free economic conditions, falling interest rates, near-dormant inflation, and a strong dollar. The bad behavior was blamed on everything from slowing growth in corporate profits to a worsening Asian financial crisis, from a nuclear-armed Russia that's floundering politically to the President Clinton-Monica Lewinsky scandal, from jittery investor psychology to plummeting foreign currencies.

OUR FUNDS HOLD UP WELL
     As for our own equity mutual funds, their performance over the past 12 months generally held up well:
    (Bullet) The Turner Growth Equity Fund gained 10.71%, outperforming the
S&P 500 Index by 1.65 percentage points but lagging the Russell 1000 Growth Index by 0.39 percentage points.
    (Bullet) The Turner Midcap Growth Fund was up 1.24% and soundly beat its benchmark, the Russell Midcap Growth Index, by 10.62 percentage points.
    (Bullet) The Turner Small Cap Growth Fund lost 16.90% to outperform a badly bruised Russell 2000 Growth Index by 7.93 percentage points.
    (Bullet) The Turner Ultra Large Cap Growth Fund continued to benefit from the market's engrossment in large-capitalization stocks. Its return of 17.26% was the best of any of our mutual funds, beating the S&P 500 Index by 8.20 percentage points but trailing the Russell Top 200 Growth Index by 0.66 percentage points.
     (Details on the performance and investment strategies of each of our funds can be in the Investment Review section beginning on page 8.)
     For us, one special source of pride is how well our funds have performed versus their peers. As calculated by Lipper Analytical Services, our funds have consistently earned a place in the upper echelons of the industry; our results stand out in an increasingly populous mutual-fund crowd, as the rankings for the most recent 12 months attest. In the Capital Appreciation Funds category, Growth Equity ranked 19th among 238 competing funds, or in the seventh percentile. Among Mid-Cap Funds, Midcap Growth ranked 15th out of 298, or in the fifth percentile. In Small-Cap Funds, Small Cap

     Growth placed 144th out of 576, or in the 25th percentile. And in the Growth Funds classification, Ultra Large Cap ranked 25th out of 934, or in the second percentile.

SMALLER STOCKS OFFER BEST PROSPECTS
     The rankings undoubtedly would have been even better had our funds not been laboring under a notable disadvantage: their weighted average market capitalizations were below their index medians. That flew in the face of the stock-market rule of the past four years: bigger is better. In general, the larger the capitalization segment, the better the result has been; mega-cap stocks have edged large-cap stocks, which in turn have beaten mid-cap stocks, which in turn have outdistanced small-cap stocks.

Why, then, have we been emphasizing stocks with relatively modest market capitalizations?
     The reason is simple: our investment disciplines have indicated the best growth prospects (and thus the best potential returns) were, and are, to be found in mid-cap and small companies. In an inverse correlation with recent performance, the smaller the market capitalization of the companies, the better their growth prospects are. Consequently, the superior earnings power of the best smaller capitalization companies should translate into superior returns for those companies going forward, in our view.
     That view is predicated in part on this historical precedent: in periods when analysts' earnings expectations turn more pessimistic, the companies with the best earnings prospects tend to outperform. As earnings growth becomes harder to sustain, investors prove willing to pay up for the predictable earnings streams of high-quality growth companies. In the end, earnings and quality will win out. We think our funds' high-quality holdings, most of them with below-median market capitalizations and above-average earnings potential, are precisely the kind that will do well in this environment.

VALUATIONS UNPRECEDENTED
     What's more, smaller capitalization stocks have done well previously when their valuations have hit historic lows, which is the case now in both absolute and relative terms. For instance, the Russell 2000 stocks are now selling at a price/ earnings ratio of just 15.5, based on one-year forward earnings, versus an average of 20.8 over the past five years -- a 25% discount. What's more, they are selling at a 23% discount to the S&P 500 stocks, an unprecedented phenomenon; traditionally, small-cap stocks have commanded a PREMIUM multiple in light of the premium growth rates of their issuers.

Of course, the multiples of not only small-cap stocks but virtually ALL stocks have been beaten down lately; the August-September decline wiped out more than $2.4 trillion of value from the stock market. In the process, investor psychology has turned increasingly negative. Nevertheless we strongly believe this is no time for us or you, our shareholders, to do anything rash. Indeed
 -- if the blatant conflict of interest inherent in our role as equity managers doesn't completely disqualify us from saying so

-- it's more important than ever for us to stay as close to fully invested as possible and for you to maintain your current commitment to stocks. Doing both of those things is to the benefit of our and your long-term investment performance.
     Why?
     As we have emphasized repeatedly, no one can consistently guess where the market is headed, and investors who stay fully invested through market ups and downs have gained more over the long haul than those who have tried to second guess what the market will do next. The market downturns of the past 12 months, if nothing else, have served as a reminder that the occasional, temporarily painful dip is simply the price to be paid for the exceptional wealth-building potential of stock investing over time.
     Historically, on average, corrections have occurred almost annually; bear markets, about every four years. And human nature being what it is, the pain of even a modest loss in a down market tends to be more acute than the pleasure of a double-digit gain in a rising market. As a result, when the market takes a turn for the worse, some investors tend to overreact to the specter of a loss and reduce or even eliminate their investments in stocks -- a practice that typically proves counterproductive to maximizing their results over the years. What they fail to recognize is that the odds are actually WITH them in stock investing. In all rolling 12-month periods since 1950, the stock market has ADVANCED 5% or more about 70% of the time. The market has neither gained much nor lost much 17% of the time. And most significantly, the market has LOST as much as 5% only 13% of the time.
     Or to take a considerably longer but similarly encouraging view: since 1801, despite wars, political scandals, civil unrest, corrections, crashes, recessions, depressions, and other assorted worries du jour, the stock market has generated a remarkably consistent total return of 6.8% return annually over and above inflation. In short, the direction of the stock market has generally been up.

EARNINGS POWER STOCKS HIGHER
     The reason why the stock market has generally gone up is that corporate earnings -- the prime determinant of stock prices -- have gone irregularly but generally up over time. Does anyone doubt that corporate earnings will be higher five years from now than they are today? We have no doubt; we think higher earnings will continue to propel stocks upward in the future. And we think investors both here and abroad will continue to embrace the U.S. stock market as a source of high-quality investments, relatively attractive return potential, and stability in an ever-dangerous world roiled by geopolitical conflict and economic flux.

So in sum, we advise you to keep your head even when others about you may be losing theirs. Obviously that's easier said than done, but we DO try to do as we say; our investment team's personal assets remain invested in our equity mutual funds. We believe in eating our own cooking -- and in so doing, make our own financial interests one and the same with yours. So with a clean conscience, we recommend that you, like us, stick with a long-term investment strategy, rather than react to whether the market is good or horrid at the moment.
     We thank you for keeping faith with us, and we thank our staff members whose individual and collective efforts have contributed so much to our strength and record of accomplishment. As always, we remain committed to our mission of delivering superior investment returns and service to you. And as always, we welcome your questions or comments.

Sincerely,

/s/signature omitted


Robert E. Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, INC.

INVESTMENT REVIEW
TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
The Turner Growth Equity Fund largely minimized the negative effects of a stock market that dropped sharply at both the start and end of the 12-month period beginning September 30. Relatively good performance during those two market corrections helped Growth Equity hold onto the gains it earned during the rest of the period. As a result the fund advanced 10.71% overall --a performance beating the S&P 500 Index by 1.65 percentage points while underperforming the Russell 1000 Growth Index by 0.39 percentage points.
     The Fund's commendable showing can be attributed to four factors:
     One, in an environment in which investors severely penalized companies that reported disappointing earnings, we avoided "bombshells" such as semiconductor capital-equipment makers, money-center banks, and other companies with profit problems stemming from exposure to Asia's financial crisis.
     Two, in a period in which the growth rate of corporate earnings slowed, our holdings -- companies with strong earnings prospects -- generated above-average returns, as has been the case historically.
     Three, in a market that continued to bestow the biggest rewards on the biggest stocks, we held substantial positions in large stocks. For instance, Microsoft, our largest holding, has the largest market capitalization of any stock. We also owned such capitalization heavyweights as Cisco Systems, Dell Computer, Intel, American Home Products, Bristol-Myers Squibb, and MCI Worldcom.
     And four, in the two capitalization segments that performed poorly -- small and mid-sized stocks -- our stock selection was generally solid and in some cases impressive. Some of our biggest winners, with returns exceeding 40%, e.g., Compuware, Network Appliance, and Kohl's, were from the small and mid-cap segments (which constitute about 30% of the fund's holdings).
     Looking forward, we expect moderate corporate earnings growth and stock-market performance over the next 12 months. We continue to think certain companies in the health-care and technology sectors have a superior degree of pricing power in a disinflationary global economy and thus superior equity return potential.

FUND PROFILE
SEPTEMBER 30, 1998
Fund net assets  $97.9 MILLION
Number of holdings  80

[BAR GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
26.8% Technology
22.5% Health care
16.8% Consumer discretionary
14.8% Consumer staples
 8.0% Financial services
 3.8% Producer durables
 3.3% Utilities
 2.8% Materials/processing
 1.0% Energy

--------------------------------------------------------------------------------
COMPOSITE CHARACTERISTICS
(Bullet) Weighted average market capitalization $55.9 BILLION
(Bullet) % of holdings with positive earnings surprises 70.8%
(Bullet) % of holdings with negative earnings surprises 8.1%
(Bullet) % in 10 largest holdings 26.30%

PORTFOLIO MANAGERS
ROBERT E. TURNER, founder, chairman, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Growth Equity Fund since its inception in 1992. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University and has 17 years of investment experience.

JOHN F. HAMMERSCHMIDT serves as a co-manager of the Growth Equity Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University. He has 13 years of investment experience.

MARK D. TURNER serves as a co-manager of the Growth Equity Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois. He has 15 years of investment experience.


                     COMPARISON OF CHANGE IN THE VALUE OF A
                        $10,000 INVESTMENT IN THE TURNER
                         GROWTH EQUITY FUND, VERSUS THE
                          S&P 500 INDEX AND THE RUSSELL
                                1000 GROWTH INDEX


             Annualized   Annualized   Annualized
  One-Year   Three-Year   Five-Year    Inception
   Return      Return      Return      to Date (1)
   10.71%      21.75%       16.12%       16.52%


                    [LINE GRAPH OMITTED]
                 PLOT POINTS ARE AS FOLLOWS:
                    TURNER S&P RUSSELL
             MAR 92   10,000 10,000 10,000
             SEP 92   10,055 10,511 10,326
             SEP 93   12,734 11,871 10,943
             SEP 94   12,352 12,309 11,583
             SEP 95   14,900 15,965 15,312
             SEP 96   18,314 19,209 18,588
             SEP 97   24,286 26,976 25,336
             SEP 98   26,887 29,420 28,148


These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Growth Equity Fund began operations on March 11, 1992.

INVESTMENT REVIEW
TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

The Turner Midcap Growth Fund made lemonade from a lemon of a mid-cap stock market for the past 12-month period ended September 30. As a consequence of investors' aversion to smaller stocks, the Russell Midcap Growth Index's performance deteriorated steadily throughout the period, resulting in a 9.38% loss. In contrast, the Turner Midcap Growth Fund was up 1.24%, which represented a 10.62-percentage-point edge in performance over the index.
     Midcap Growth's outperformance was powered by good stock selection: six of our 10 sector investments beat their corresponding index sectors. Our best-performing sector investment was autos/transportation, up more than 30%, due mainly to positions in Federal-Mogul, Lear, and United Road Services. We derived some satisfaction from earning a positive return in a negative technology sector as well as from posting only moderate losses in the badly battered energy, materials/ processing, and producer-durables sectors. We were disappointed by our weak relative return in the consumer-staples sector.
     Also, a boon to performance throughout the period was our ability to quickly discard stocks that had broken down technically or that we perceived would be subject to worsening fundamentals over the next few quarters. Among our stellar individual investments were Aspect Development, Broadcom, Veritas Software, Yahoo!, and Compuware in technology, Cardinal Health and McKesson in health care, Amazon.com and Lowe's Companies in consumer discretionary, Masco in materials/processing, Danaher in producer durables, and Fiserv and Paychex in financial services.
     Over the next 12 months, as corporate earnings growth decelerates, we think mid-cap growth companies will acquire increased appeal because of their superior earnings prospects. What's more, mid-cap companies' growth potential can be purchased at a discount: the Russell Midcap Growth Index's average price/ earnings ratio, based on trailing 12-month earnings, is 16% lower than that of the Russell 1000 Growth Index.

FUND PROFILE
SEPTEMBER 30, 1998
Fund net assets  $24.6 MILLION
Number of holdings  95


[BAR GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

SECTOR WEIGHTINGS

--------------------------------------------------------------------------------

28.3%   Consumer discretionary
18.3%   Technology
13.3%   Financial services
13.0%   Health care
 7.0%   Materials/processing
 5.5%   Consumer staples
 5.5%   Producer durables
 3.8%   Energy
 3.3%   Utilities
 2.3%   Autos/transportation
--------------------------------------------------------------------------------
COMPOSITE CHARACTERISTICS
(Bullet) Weighted average market capitalization $4.7 BILLION
(Bullet) % of holdings with positive earnings surprises 71.2%
(Bullet) % of holdings with negative earnings surprises 11.2%
(Bullet) % in 10 largest holdings 16.3%

PORTFOLIO MANAGERS
     CHRISTOPHER K. MCHUGH has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University. He has 11 years of investment experience.
     WILLIAM C. MCVAIL serves as a co-manager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College. He has more than 10 years of investment experience.
     ROBERT E. TURNER, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a co-manager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University and has 17 years of investment experience.


            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
    IN THE TURNER MIDCAP GROWTH FUND, VERSUS THE RUSSELL MIDCAP GROWTH INDEX

              Annualized
  One-Year    Inception
   Return     to Date (1)
    1.24%       20.68%

                   [LINE GRAPH OMITTED]
                PLOT POINTS ARE AS FOLLOWS:
                             TURNER RUSSELL
                    OCT 96   10,000  10,000
                    SEP 97   14,248  13,117
                    SEP 98   14,425  11,887


These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Midcap Growth Fund began operations on October 1, 1996.

INVESTMENT REVIEW
TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
In a multiyear stretch when small-cap stocks have been out of favor, the 12-month period ended September 30 was especially severe. As investor psychology steadily worsened, so did the results of the small-cap Russell 2000 Growth
Index: the index plummeted more than 30% from April through August, qualifying as a bear market, and recorded a 24.83% loss for the entire 12-month span. The Turner Small Cap Growth Fund, however, did much better -- a negative return of 16.90% that outperformed the index by 7.93 percentage points.
     Small Cap Growth did relatively well for three reasons:
     One, our sector-neutral investment approach -- which involves maintaining weightings in each sector that mirror those of the index -- resulted in our capitalizing on the sudden surges in performance by various industry groups. In the first quarter of 1998, for instance, our holdings in the utility sector -- a sector that some growth-stock managers reflexively avoid -- caught fire, generating a return of more than 40%.
     Two, our three largest sector positions, in technology, health care, and consumer discretionary (which account for about 60% of holdings), outperformed. Strong relative performance in those sectors outweighed underperformance in our smaller sector weightings such as producer durables.
     And three, our largest positions in individual stocks -- the stocks in which we had the greatest confidence in their return potential -- generally excelled. We recorded big gains in major holdings like Legato Systems in technology, Williams-Sonoma and Linens `N Things in consumer discretionary, and Global Industries in energy. During the period we were able to increase the size of our largest holdings by trimming the number of stocks owned from about 130 to 116; our intent in cutting back was to avoid diluting results by owning too many stocks, so that when we latched onto a winner, its positive contribution to the fund's overall return would be more significant.
     Over the next nine months we expect small stocks to lead any market upswings. That market leadership should arise from small companies' strong earnings potential and modest exposure to Asia, where we think many of the much-chronicled economic, financial, and currency problems will persist.

FUND PROFILE
SEPTEMBER 30, 1998
Fund net assets  $147.5 MILLION
Number of holdings  116

BAR GRAPHOMITTED
PLOT POINTS ARE AS FOLLOWS:

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
Technology 26.8%
Health care 22.5%
Consumer discretionary 16.8%
Consumer staples 14.8%
Financial services 8.0%
Producer durables 3.8%
Utilities 3.3%
Materials/processing 2.8%
Energy 1.0%

COMPOSITE CHARACTERISTICS
(Bullet) Weighted average market capitalization $950 MILLION
(Bullet) % of holdings with positive earnings surprises 76%
(Bullet) % of holdings with negative earnings surprises 5%
(Bullet) % in 10 largest holdings 15.3%

PORTFOLIO MANAGERS
     WILLIAM C. MCVAIL serves as the lead product manager of the Small Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College and has more than 10 years of investment experience.
     FRANK L. SUSTERSIC serves as a co-manager of the Small Cap Growth Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania and has eight years of investment experience.
     CHRISTOPHER K. MCHUGH serves as a co-manager of the Small Cap Growth Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University. He has 11 years of investment experience.


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                       INVESTMENT IN THE TURNER SMALL CAP
                      GROWTH FUND, VERSUS THE RUSSELL 2000
                        GROWTH INDEX AND THE RUSSELL 2500
                                      INDEX


             Annualized   Annualized
  One-Year   Three-Year   Inception
   Return      Return     to Date (1)
   16.90%      13.89%      20.56%


           [LINE GRAPH OMITTED]
        PLOT POINTS ARE AS FOLLOWS:
    TURNER RUSSELL 2500 INDEX RUSSELL 200 GROWTH

         FEB 94   10,000  10,000  10,000
         SEP 94   10,303   9,835   9,618
         SEP 95   15,812  12,342  12,328
         SEP 96   24,103  14,296  13,881
         SEP 97   28,114  19,200  17,123
         SEP 98   23,362  16,049  12,872


These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Small Cap Growth Fund began operations on February 7, 1994.

INVESTMENT REVIEW
TURNER ULTRA LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Large-cap stocks continued to be the darlings of the stock market in the 12-month period ended September 30. The Russell Top 200 Growth Index of the biggest stocks advanced 17.92%, while the broader-based S&P 500 Index was up 9.06%. Those performances stood in sharp contrast to the negative results of the small and mid-cap indexes. For its part, the Turner Ultra Large Cap Growth Fund handily outperformed the S&P 500 Index but slightly underperformed the Russell Top 200 Growth Index, returning 17.26%.
     All of Ultra Large Cap Growth's gain came in the first six months of the period, before the dramatic market downturn. That downturn, if nothing else, proved that even mega-cap stocks don't always go up, despite some evidence to the contrary in recent years.
     Contributing enormously to Ultra Large Cap Growth's performance edge in the recent 12-month period were strong returns in the technology sector (our largest sector weighting, at 28.8%). Additional contributions came from our utility investments and our ability to opportunistically increase our positions in individual stocks when their prices dipped and pare them back when their prices rose. Our investments in the health-care, consumer-discretionary, producer-durables, and financial-services sectors underperformed.
     Among individual stocks, big winners included Microsoft (which we've owned since the fund began 18 months ago), Dell Computer, and EMC in technology, Schering-Plough in health care, Eastman Kodak in consumer discretionary, and Safeway in consumer staples.
     We view the recent market downturn as an overreaction -- a time when Wall Street, like an upscale department store, offered its best merchandise on sale at sharply reduced prices. We were obliging buyers, in the belief that the sale represented a rare opportunity to buy the stocks of top-notch multinational companies at reasonable prices. We maintain two convictions: 1) companies like Coca-Cola, Lucent Technologies, Cisco Systems, and Wal-Mart Stores will be able to expand their market shares globally and increase their profits at a sustainable rate, and 2) we own the companies with the best growth prospects in each sector.

FUND PROFILE
SEPTEMBER 30, 1998
Fund net assets  $4.3 MILLION
Number of holdings  36

[BAR GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS

COMPOSITE CHARACTERISTICS
(Bullet) Weighted average market capitalization $81.3 BILLION
(Bullet) % of holdings with positive earnings surprises 65.5%
(Bullet) % of holdings with negative earnings surprises 10.5%
(Bullet) % in 10 largest holdings 42.1%

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

     JOHN F. HAMMERSCHMIDT has served as the lead product manager of the Ultra Large Cap Growth Fund since its inception in 1997. John joined Turner in 1992. Previously he was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University. He has 13 years of investment experience.
     ROBERT E. TURNER, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a co-manager of the Ultra Large Cap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University and has 17 years of investment experience.
     MARK D. TURNER serves as a co-manager of the Ultra Large Cap Growth Fund. Mark joined Turner when it was founded in 1990. He previously served as vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree from Bradley University and an MBA degree from the University of Illinois. He has 15 years of investment experience.


      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE TURNER ULTRA LARGE CAP GROWTH FUND, VERSUS THE RUSSELL TOP 200 GROWTH INDEX


             Cumulative
  One-Year   Inception
   Return    to Date (1)
   17.26%     24.52%



            [LINE GRAPH OMITTED]
         PLOT POINTS ARE AS FOLLOWS:
                     TURNER RUSSEL
             JAN 97  10,000  10,000
             SEP 97  12,341  12,013
             SEP 98  14,399  14,165



These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1998

Market
TURNER GROWTH                                    Value
EQUITY FUND                          Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
AIRCRAFT (1.0%)
   General Dynamics                   9,480     $   476
   Southwest Airlines                22,910         458
                                                -------
                                                    934
                                                -------
BROADCASTING, NEWSPAPERS, AND ADVERTISING (2.3%)
Comcast, Special, Cl A               12,420         583
   Cox Communications, Cl A*         14,820         810
   Omnicom Group                     18,410         828
                                                -------
                                                  2,221
                                                -------
CHEMICALS (1.0%)
   Monsanto                          17,240         972
                                                -------
COMPUTERS AND SERVICES (23.6%)
   America Online*                   13,150       1,463
   Ascend Communications*            15,400         701
   Automatic Data Processing         13,120         981
   Cisco Systems*                    34,650       2,142
   Compaq Computer*                  51,080       1,615
   Compuware*                        33,170       1,953
   Dell Computer*                    28,420       1,869
   Documentum*                       10,750         426
   IBM                               10,370       1,327
   Lexmark International
     Group, Cl A*                     8,700         603
   Mercury Interactive*              13,730         545
   Microsoft*                        39,780       4,378
   Network Appliance*                10,340         523
   Oracle Systems*                   26,070         759
   Sun Microsystems*                 14,710         733
   Sungard Data Systems*             30,480         960
   Tandy                              8,480         454
   Veritas Software*                 10,000         553
   Yahoo*                             8,320       1,077
                                                -------
                                                 23,062
                                                -------
DRUGS (13.4%)
   American Home Products            34,960       1,831
   Bristol-Myers Squibb              20,900       2,171
   Cardinal Health                   18,920       1,953
   Eli Lilly                         25,050       1,962
   Pfizer                            13,710       1,452

                                                Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------
   Schering Plough                   19,320     $ 2,001
   Warner Lambert                    23,480       1,773
                                                -------
                                                 13,143
                                                -------
ENTERTAINMENT (2.2%)
   Liberty Media Group, Cl A*        28,230F      1,036
   Time Warner                       13,150       1,151
                                                -------
                                                  2,187
                                                -------
ENVIRONMENTAL SERVICES (1.5%)
   Waste Management*                 31,340       1,506
                                                -------
FINANCIAL SERVICES (3.0%)
   American General                  14,910         952
   Fannie Mae                        11,630         747
   Providian Financial               14,170       1,202
                                                -------
                                                  2,901
                                                -------
FOOD, BEVERAGE, AND TOBACCO (5.0%)
   Adolph Coors, Cl B                 8,640         397
   Anheuser Busch                    29,310       1,583
   Earthgrains                       15,260         472
   Philip Morris                     53,420       2,461
                                                -------
                                                  4,913
                                                -------
GAS/NATURAL GAS (1.0%)
   Enron                             19,390       1,024
                                                -------
HOUSEHOLD PRODUCTS (0.8%)
   Maytag                            15,810         755
                                                -------
INSURANCE (2.1%)
   American International Group      14,270       1,099
   Jefferson Pilot                   15,750         953
                                                -------
                                                  2,052
                                                -------
MACHINERY (0.6%)
   Applied Materials*                24,460         618
                                                -------
MEDICAL PRODUCTS AND SERVICES (3.7%)
   Amgen*                            19,890       1,503
   Becton Dickinson                  27,000       1,110
   Medtronic                         17,000         984
                                                -------
                                                  3,597
                                                -------

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                                TIP FUNDS
                                                              September 30, 1998

                                                Market
TURNER GROWTH                                    Value
EQUITY FUND (Continued)              Shares      (000)
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (3.2%)
   At Home, Cl A*                    17,690     $   847
   EMC* 26,530                        1,517
   Pitney Bowes                      13,820         726
                                                -------
                                                  3,090
                                                -------
MISCELLANEOUS CONSUMER PRODUCTS (2.9%)
   Johnson & Johnson                 36,310       2,841
                                                -------
MISCELLANEOUS MANUFACTURING (3.7%)
   BMC Software*                     21,240       1,276
   Fiserv*                           10,270         473
   Tyco International Limited        33,660       1,860
                                                -------
                                                  3,609
                                                -------
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (1.3%)
   Eastman Kodak                     15,900       1,229
                                                -------
PRINTING AND PUBLISHING (0.7%)
   McGraw-Hill                        9,190         728
                                                -------
PROFESSIONAL SERVICES (1.3%)
   Paychex                           15,355         792
   Quintiles Transnational*          10,890         476
                                                -------
                                                  1,268
                                                -------
ESTAURANTS (0.8%)
   Tricon Global Restaurants*        18,900         737
                                                -------
RETAIL (14.9%)
   Abercrombie and Fitch, Cl A*      10,420         458
   Albertson's                       30,350       1,643
   Amazon.com *                       6,500         726
   CVS                               38,260       1,676
   Gap                               24,090       1,271
   Home Depot                        40,890       1,615
   Kroger*                           17,880         894
   Rite Aid                          25,890         919
   Safeway*                          38,830       1,801
   Wal-Mart Stores                   35,460       1,937
   Walgreen                          39,410       1,737
                                                -------
                                                 14,677
                                                -------

                                  Shares/Face   Market
                                    Amount       Value
                                     (000)       (000)
--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS (5.1%)
   American Power Conversion*        20,030     $   755
   Intel                             43,690       3,746
   Rambus*                            7,880         504
                                                -------
                                                  5,005
                                                -------
TELEPHONES AND TELECOMMUNICATION (2.4%)
   MCI Worldcom Inc*                 37,570       1,836
   Qwest Communications*             16,510         517
                                                -------
                                                  2,353
                                                -------
WHOLESALE (2.1%)
   McKesson                          17,720       1,624
   U.S. Foodservice*                  9,370         390
                                                -------
                                                  2,014
                                                -------
TOTAL COMMON STOCKS
   (Cost $85,271)                                97,436
                                                -------

REPURCHASE AGREEMENTS (1.4%)
   Morgan Stanley,
     5.05%, dated 09/30/98, matures
     10/01/98, repurchase price $1,411,191
     (collateralized by U.S. Treasury
     Note, par value $1,336,969, 7.75%,
     matures 02/15/01: market value
     $1,445,890)                    $ 1,411       1,411
                                                -------
TOTAL REPURCHASE AGREEMENTS
   (Cost $1,411)                                  1,411
                                                -------
TOTAL INVESTMENTS (101.0%)
   (Cost $86,682)                                98,847
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-1.0%)          (990)
                                                -------
The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                               TIP FUNDS
                                                              September 30, 1998

                                                Market
TURNER GROWTH                                    Value
EQUITY FUND (Concluded)                          (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 7,605,062 outstanding
     shares of beneficial interest             $73,761
   Accumulated net realized gain
     on investments                             11,931
   Net unrealized appreciation
     on investments                             12,165
                                               -------
TOTAL NET ASSETS (100.0%)                      $97,857
                                               =======
   Net Asset Value, Offering and
     Redemption Price Per Share                 $12.87
                                               =======
* NON-INCOME PRODUCING SECURITY
CL--CLASS



                                                Market
TURNER MIDCAP                                    Value
GROWTH FUND                         Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
AGRICULTURE (1.0%)
   Delta and Pine Land                5,600     $   246
                                                -------
AIRCRAFT (1.4%)
   General Dynamics                   2,400         120
   Southwest Airlines                11,520         230
                                                -------
                                                    350
                                                -------
APPAREL/TEXTILES (3.0%)
   Cintas                             5,100         256
   Interface, Cl A                   16,690         200
   Shaw Industries                   16,790         273
                                                -------
                                                    729
                                                -------
AUTOMOTIVE (0.9%)
   Harley-Davidson                    7,250         213
                                                -------
BANKS (2.2%)
   Star Bank                          3,950         261
   Zions Bancorp                      6,965         284
                                                -------
                                                    545
                                                -------
BROADCASTING, NEWSPAPERS, AND ADVERTISING (3.6%)
   Cablevision Systems, Cl A*         4,600         199
   Omnicom Group                      5,000         225
   Outdoor Systems*                   8,581         167
   Young and Rubicam*                10,300         292
                                                -------
                                                    883
                                                -------
BUILDING AND CONSTRUCTION SUPPLIES (1.1%)
   Granite Construction               8,960         264
                                                -------
COMPUTERS AND SERVICES (15.8%)
   Ascend Communications*             3,800         173
   Aspect Development*                6,650         262
   Compuware*                         6,060         357
   Documentum*                        6,860         272
   DST Systems*                       5,610         296
   Excite*                            6,140         251
   Gateway 2000*                      3,530         184
   Legato Systems*                    4,400         226

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                                TIP FUNDS
                                                              September 30, 1998

                                                 Market
TURNER MIDCAP                                     Value
GROWTH FUND (Continued)              Shares       (000)
--------------------------------------------------------------------------------
   Lexmark International Group,
     Cl A*                            3,965     $   275
   Mercury Interactive*               4,980         198
   Network Appliance*                 4,190         212
   Sungard Data Systems*              9,640         304
   Veritas Software*                  5,537         306
   Visual Networks*                   6,610         180
   Yahoo*                             2,990         387
                                                -------
                                                  3,883
                                                -------
DRUGS (2.1%)
   Forest Laboratories*               8,210         282
   Watson Pharmaceuticals*            4,550         231
                                                -------
                                                    513
                                                -------
ELECTRICAL UTILITIES (1.0%)
   Centocor*                          6,050         240
                                                -------
ENVIRONMENTAL SERVICES (2.0%)
   Waste Management*                 10,470         503
                                                -------
FINANCIAL SERVICES (2.8%)
   Century Business Services*         9,500         194
   Knight/Trimark Group, Cl A*       26,010         215
   Providian Financial                3,210         272
                                                -------
                                                    681
                                                -------
FOOD, BEVERAGE, AND TOBACCO (3.0%)
   Adolph Coors, Cl B                 6,670         306
   Earthgrains                        5,990         185
   Quaker Oats                        4,160         245
                                                -------
                                                    736
                                                -------
GAS/NATURAL GAS (1.8%)
   Columbia Gas System                5,440         319
   MDU Resources                      4,670         123
                                                -------
                                                    442
                                                -------
HOUSEHOLD PRODUCTS (0.9%)
   Maytag                             4,940         236
                                                -------
INSURANCE (1.6%)
   Jefferson Pilot                    6,520         394
                                                -------
MEASURING DEVICES (1.2%)
   Waters*                            4,520         303
                                                -------

                                                Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SERVICES (7.3%)
   Beckman Coulter                    5,260     $   272
   Cardinal Health                    4,000         413
   Parexel International*             6,440         251
   Patterson Dental*                  9,480         351
   Sofamor Danek Group*               3,545         315
   Steris*                            6,820         193
                                                -------
                                                  1,795
                                                -------
MISCELLANEOUS BUSINESS SERVICES (10.0%)
   At Home, Cl A*                     5,420         259
   Bisys Group*                       5,530         244
   BMC Software*                      6,830         410
   Fiserv*                            7,540         347
   Intuit*                            5,500         256
   J.D. Edwards and Company*          6,890         331
   Lycos*                             9,930         336
   Policy Management Systems*         6,830         277
                                                -------
                                                  2,460
                                                -------
MISCELLANEOUS CONSUMER SERVICES (0.6%)
   Romac International*               8,370         151
                                                -------
MISCELLANEOUS MANUFACTURING (3.5%)
   AK Steel Holding                  11,250         185
   Ecolab                             8,800         250
   Martin Marietta Materials          4,090         177
   Southdown                          5,500         247
                                                -------
                                                    859
                                                -------
PETROLEUM AND FUEL PRODUCTS (2.6%)
   Anadarko Petroleum                 7,940         312
   BJ Services*                       6,710         109
   Burlington Resources               6,100         228
                                                -------
                                                    649
                                                -------
PRINTING AND PUBLISHING (1.0%)
   McGraw-Hill                        3,180         252
                                                -------
PROFESSIONAL SERVICES (4.5%)
   Paychex                            6,755         348
   Quintiles Transnational*           6,720         294
   Robert Half International*         4,780         206
   ServiceMaster                     11,830         259
                                                -------
                                                  1,107
                                                -------

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                 IP FUNDS
September 30, 1998

                                                Market
TURNER MIDCAP                                   Value
GROWTH FUND (Concluded)               Shares    (000)
--------------------------------------------------------------------------------
RESTAURANTS  (1.1%)
   Tricon Global Restaurants*         6,890     $   269
                                                -------
RETAIL (11.4%)
   Abercrombie and Fitch, Cl A*       6,495         286
   Amazon.com*                        2,810         314
   Bed Bath and Beyond*               8,560         200
   Best Buy*                          6,250         259
   Brinker International*            13,200         248
   Dollar Tree Stores*                5,828         182
   Kohls*                            10,300         402
   Linens 'N Things*                 11,030         303
   Men's Wearhouse*                   1,440          25
   Michael's Stores*                 10,520         268
   Staples*                          10,690         314
                                                -------
                                                  2,801
                                                -------
SEMICONDUCTORS/INSTRUMENTS (3.4%)
   American Power Conversion*         4,980         188
   Broadcom Corporation, Cl A*        2,560         182
   Novellus Systems*                 10,180         267
   Rambus*                            3,020         193
                                                -------
                                                    830
                                                -------
TELEPHONES AND TELECOMMUNICATION (3.8%)
   Century Telephone Enterprises      3,910         185
   Global Crossing*                   9,220         192
   Metromedia Fiber
     Network, Cl A*                   4,970         163
   Qwest Communications
     International*                   6,570         206
   Tele-Communications TCI
     Ventures Group, Cl A*           10,630         191
                                                -------
                                                    937
                                                -------
WHOLESALE (3.7%)
   McKesson                           4,130         378
   Supervalu                         14,400         336
   U.S. Foodservice*                  4,560         190
                                                -------
                                                    904
                                                -------
TOTAL COMMON STOCKS
   (Cost $23,317)                                24,175
                                                -------


                                     Face       Market
                                    Amount       Value
                                     (000)       (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.1%)
   Morgan Stanley
     5.05%, dated 09/30/98, matures
     10/01/98, repurchase price
     $1,246,171 (collateralized by
     U.S. Treasury Note, par value
     $1,180,629, 7.75%, matures
     02/15/01: market value
     $1,276,821)                     $1,246     $ 1,246
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,246)                                  1,246
                                                -------
TOTAL INVESTMENTS (103.4%)
   (Cost $24,563)                                25,421
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-3.4%)          (839)
                                                -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,772,396 outstanding
     shares of beneficial interest               25,273
   Accumulated net investment loss                   (3)
   Accumulated net realized (loss)
     on investments                              (1,546)
   Net unrealized appreciation
     on investments                                 858
                                                -------
TOTAL NET ASSETS (100.0%)                       $24,582
                                                =======
   Net Asset Value, Offering and
     Redemption Price Per Share                 $ 13.87
                                                =======
*  NON-INCOME PRODUCING SECURITY
CL--CLASS
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1998

                                                Market
TURNER SMALL CAP                                 Value
GROWTH FUND                                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
AGRICULTURE (1.1%)
   Veterinary Centers of America*    85,880     $ 1,567
                                                -------
AIR TRANSPORTATION (1.3%)
   ASA Holdings                      21,200         753
   Atlas Air*                        42,860       1,230
                                                -------
                                                  1,983
                                                -------
APPAREL/TEXTILES (0.6%)
   Interface, Cl A                   75,960         912
                                                -------
BANKS (2.1%)
   Astoria Financial                 20,080         846
   Bank United Corporation, Cl A     20,780         744
   City National                     49,720       1,557
                                                -------
                                                  3,147
                                                -------
BROADCASTING, NEWSPAPERS, AND ADVERTISING (3.0%)
Antec*                              109,180       1,679
   Lamar Advertising*                45,380       1,271
   TMP Worldwide*                    43,340       1,422
                                                -------
                                                  4,372
                                                -------
BUILDING AND CONSTRUCTION (0.6%)
   Jacobs Engineering Group*         26,610         825
                                                -------
BUILDING AND CONSTRUCTION SUPPLIES (1.5%)
   Granite Construction              53,160       1,565
   NCI Building Systems*             31,250         619
                                                -------
                                                  2,184
                                                -------
CHEMICALS (0.5%)
   Cambrex                           32,410         764
                                                -------
COMMUNICATIONS EQUIPMENT (1.4%)
   Aspect Telecommunications*        42,960       1,031
   Concord Communications*           27,100       1,077
                                                -------
                                                  2,108
                                                -------
COMPUTERS AND SERVICES (13.9%)
   Advantage Learning Systems*       38,270       1,454
   Aspect Development*               62,000       2,441


                                                Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------
   CSG Systems International*        42,890   $   1,898
   Documentum*                       33,060       1,310
   Excite*                           37,390       1,526
   Inspire Insurance Solutions*      12,000         283
   Legato Systems*                   34,150       1,754
   Lycos*                            41,820       1,414
   Mercury Interactive*              61,900       2,457
   Network Appliance*                47,820       2,421
   New Era of Networks*              23,360         952
   Segue Software*                   39,960         659
   Ultratech Stepper*                57,340         871
   Visual Networks*                  39,260       1,070
                                                -------
                                                 20,510
                                                -------
DRUGS (4.2%)
   Coulter Pharmaceutical*           65,730       1,635
   Jones Pharmaceuticals             43,800       1,259
   Medicis Pharmaceutical, Cl A*     35,680       1,414
   Parexel International*            49,810       1,943
                                                -------
                                                  6,251
                                                -------
ENVIRONMENTAL SERVICES (3.2%)
   American Disposal Services*       29,910       1,165
   Casella Waste Systems, Cl A*      54,950       1,868
   Eastern Environmental Services*   56,590       1,712
                                                -------
                                                  4,745
                                                -------
FINANCIAL SERVICES (3.9%)
   Americredit*                      26,750         652
   Enhance Financial Services Group  43,720       1,292
   Healthcare Financial Partners*    28,540       1,199
   Metris*                           55,350       2,581
                                                -------
                                                  5,724
                                                -------
FOOD, BEVERAGE, AND TOBACCO (2.7%)
   American Italian Pasta*           37,930         996
   Earthgrains                       60,980       1,887
   Michael Foods                     44,150       1,049
                                                 -------
                                                  3,932
                                                -------
GAS/NATURAL GAS (0.7%)
   MDU Resources                     41,150       1,080
                                                -------


     The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1998

                                                Market
TURNER SMALL CAP                                 Value
GROWTH FUND (Continued)             Shares       (000)
--------------------------------------------------------------------------------

INSURANCE (6.6%)
   Amerus Life Holdings, Cl A        27,920       $ 612
   Annuity and Life Re Holdings*     40,200         794
   Delphi Financial Group, Cl A*     15,510         611
   Fidelity National Financial       60,377       2,041
   Financial Security Assurance
     Holdings                        33,070       1,612
   Landamerica Financial Group       18,550         951
   Mutual Risk Management            55,750       1,972
   Reinsurance Group of America      18,530       1,092
                                                -------
                                                  9,685
                                                -------
LEASING AND RENTING (0.4%)
   Rental Service*                   29,920         539
                                                -------
MACHINERY (0.5%)
   SPX                               17,970         742
                                                -------
MEASURING DEVICES (1.7%)
   Mettler-Toledo International*     64,200       1,380
   Veeco Instruments*                36,040       1,135
                                                -------
                                                  2,515
                                                -------
MEDICAL PRODUCTS AND SERVICES (9.5%)
   Alternative Living Services*      50,070       1,339
   Covance*                          53,320       1,383
   Hanger Orthopedic Group*          57,360       1,068
   IDEXX Laboratories*               54,310       1,297
   Osteotech*                        59,540       1,578
   Province Healthcare*              55,990       1,907
   Renal Care Group*                 68,670       1,760
   Sofamor Danek Group*              21,900       1,949
   Trigon Healthcare*                57,710       1,789
                                                -------
                                                 14,070
                                                -------
METALS AND MINING (1.3%)
   Waters*                           29,120       1,951
                                                -------
MISCELLANEOUS BUSINESS SERVICES (8.9%)
   Bisys Group*                      35,860       1,582
   Boron Lepore and Associates*      38,580       1,461
   C-Net*                            27,770       1,270
   Doubleclick*                      27,600         659
   Meta Group*                       39,700       1,298


                                                Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------

   Metamor Worldwide*                39,880     $ 1,097
   Peregrine Systems*                32,410       1,304
   Policy Management Systems*        45,210       1,831
   Profit Recovery Group
     International*                  39,110       1,222
   TSI International Software*       39,230       1,358
                                                -------
                                                 13,082
                                                -------
MISCELLANEOUS CONSUMER SERVICES (1.2%)
   Family Golf Centers*              37,250         661
   Romac International*              64,910       1,168
                                                -------
                                                  1,829
                                                -------
MISCELLANEOUS MANUFACTURING (1.6%)
   Southdown                         26,130       1,176
   Xircom*                           47,360       1,160
                                                -------
                                                  2,336
                                                -------
MISCELLANEOUS MANUFACTURING (1.5%)
   Great Plains Software*            18,710         884
   Wind River Systems*               28,100       1,328
                                                -------
                                                  2,212
                                                -------
PETROLEUM AND FUEL PRODUCTS (2.5%)
   EEX*                              93,345         455
   Global Industries*                83,360         964
   Ocean Energy*                     64,852         851
   Petroleum Geo Services* (ADR)     43,900         697
   Veritas DGC*                      41,750         697
                                                -------
                                                  3,664
                                                -------
PRINTING AND PUBLISHING (0.4%)
   IDG Books Worldwide*              52,800         581
                                                -------
PROFESSIONAL SERVICES (0.7%)
   Education Management*             30,040       1,066
                                                -------
RAILROADS (0.6%)
   Coach USA*                        33,890         837
                                                -------
REAL ESTATE (0.6%)
   LaSalle Partners*                  2,640          86
   Trammell Crow*                    30,040         766
                                                -------
                                                    852
                                                -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1998

                                                 Market
TURNER SMALL CAP                                 Value
GROWTH FUND (Concluded)              Shares      (000)
--------------------------------------------------------------------------------
RETAIL (5.6%)
   99 Cents Only Stores*             51,210    $  2,026
   Eagle Hardware and Garden*        47,200       1,024
   Linens 'N Things*                 76,570       2,106
   Men's Wearhouse*                  18,150         313
   Micro Warehouse*                  51,160         771
   Restoration Hardware*             41,300         852
   Williams Sonoma*                  55,650       1,186
                                                -------
                                                  8,278
                                                -------
SEMICONDUCTORS/INSTRUMENTS (1.5%)
   Novellus Systems*                 32,010         840
   Rambus*                           22,050       1,411
                                                -------
                                                  2,251
                                                -------
STEEL AND STEEL WORKS (0.8%)
   AK Steel Holding                  68,120       1,120
                                                -------
TECHNOLOGY, SERVICES (0.6%)
   Devry*                            38,810         910
                                                -------
TELEPHONES AND TELECOMMUNICATION (7.7%)
   Century Communications*           47,080       1,124
   Dycom Industries*                 48,750       1,517
   Geotel Communications*            50,060       1,345
   Hyperion Telecommunications,
     Cl A*                           98,560         579
   ICG Communications*               43,010         726
   ITC Deltacom Inc*                 73,180       1,518
   Metromedia Fiber
     Network, Cl A*                  61,820       2,025
   RCN Corportion*                   84,740       1,102
   Superior TeleCom                  30,940       1,497
                                                -------
                                                 11,433
                                                -------
WHOLESALE (2.7%)
   Henry Schein*                     28,100         976
   Insight Enterprises*              33,410         944
   Patterson Dental*                 53,900       1,994
                                                -------
                                                  3,914
                                                -------
TOTAL COMMON STOCKS
   (Cost $139,785)                              143,971
                                                -------


                                     Face       Market
                                    Amount       Value
                                     (000)       (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
   JP Morgan
     5.60%, dated 09/30/98, matures
     10/01/98, repurchase price $5,612,195
     (collateralized by various GNMA,
     par value $14,642,502, 8.50%,
     matures 10/15/24-06/15/25: total
     market value $5,724,440)        $5,612     $ 5,612
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,612)                                  5,612
                                                -------
TOTAL INVESTMENTS (101.4%)
   (Cost $145,397)                              149,583
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-1.4%)        (2,049)
                                                -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 6,865,477 outstanding
     shares of beneficial interest              151,696
   Accumulated net investment loss                   (1)
   Accumulated net realized loss
     on investments                              (8,347)
   Net unrealized appreciation
     on investments                               4,186
                                               --------
TOTAL NET ASSETS (100.0%)                      $147,534
                                               ========
   Net Asset Value, Offering and
     Redemption Price Per Share                $  21.49
                                               ========
*  NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

 The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                TIP FUNDS
September 30, 1998

                                                Market
TURNER ULTRA LARGE CAP                           Value
GROWTH FUND                          Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
COMPUTERS AND SERVICES (21.6%)
   America Online*                   1,125      $  125
   Cisco Systems*                    1,967         122
   Compaq Computer*                  4,000         127
   Dell Computer*                    1,630         107
   IBM                                 480          61
   Microsoft*                        2,355         259
   Oracle*                           4,610         134
                                                -------
                                                   935
                                                -------
DRUGS (17.6%)
   American Home Products            2,780         146
   Bristol-Myers Squibb              1,577         164
   Eli Lilly                         1,370         107
   Schering Plough                   1,595         165
   Warner Lambert                    2,400         181
                                                -------
                                                   763
                                                -------
ENTERTAINMENT (1.7%)
   Time Warner                         835          73
                                                -------
ENVIRONMENTAL SERVICES (2.0%)
   Waste Management*                 1,810          87
                                                -------
FOOD, BEVERAGE AND TOBACCO (7.6%)
   Anheuser Busch                    2,480         134
   Philip Morris                     4,240         195
                                                -------
                                                   329
                                                -------
HOUSEHOLD PRODUCTS (2.7%)
   General Electric                  1,465         117
                                                -------
INSURANCE (4.1%)
   American General                  1,135          73
   American International Group      1,370         105
                                                -------
                                                   178
                                                -------
MACHINERY (1.2%)
   Applied Materials*                2,070          52
                                                -------


                                                Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SERVICES (2.6%)
   Amgen*                            1,485      $  112
                                                ------
MISCELLANEOUS BUSINESS SERVICES (7.6%)
   Automatic Data Processing         1,380         103
   Johnson and Johnson               1,100          86
   Medtronic                         1,050          61
   Pitney Bowes                      1,530          80
                                                ------
                                                   330
                                                ------
MISCELLANEOUS MANUFACTURING (2.0%)
   Tyco International Limited        1,540          85
                                                ------
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (2.0%)
   Eastman Kodak                     1,110          86
                                                ------
RETAIL (14.1%)
   Albertson's                       1,975         107
   CVS                               1,940          85
   Home Depot                        2,048          81
   Safeway*                          2,983         138
   Wal-Mart Stores                   2,120         116
   Walgreen                          1,875          83
                                                ------
                                                   610
                                                ------
SEMICONDUCTORS/INSTRUMENTS (8.0%)
   EMC*                              1,500          86
   Intel                             3,010         258
                                                ------
                                                   344
                                                ------
TELEPHONES AND TELECOMMUNICATION (3.5%)
   MCI WorldCom*                     3,080         151
                                                ------
TOTAL COMMON STOCKS
   (Cost $4,069)                                 4,252
                                                ------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                TIP FUNDS
September 30, 1998

                                       Face     Market
TURNER ULTRA LARGE CAP                Amount     Value
GROWTH FUND (Concluded)                (000)     (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.6%)
   Morgan Stanley,
     5.05%, dated 09/30/98, matures
     10/01/98, repurchase price $243,462
     (collateralized by U.S. Treasury
     Note, par value $230,657, 7.75%,
     matures 02/15/01: market value
     $249,450)                         $243     $  243
                                                ------
TOTAL REPURCHASE AGREEMENT
   (Cost $243)                                     243
                                                ------
TOTAL INVESTMENTS (103.9%)
   (Cost $4,312)                                $4,495
                                                ======
* NON-INCOME PRODUCING SECURITY


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)                              TIP FUNDS
September 30, 1998

                                                                                                   TURNER ULTRA
                                                                                                     LARGE CAP
                                                                                                    GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $4,312)..................................................     $4,495
   Receivable for Capital Shares Sold ...........................................................         58
   Receivable for Investment Securities Sold ....................................................        302
   Income Receivable ............................................................................          4
   Deferred Organizational Costs ................................................................         18
---------------------------------------------------------------------------------------------------------------------------
     Total Assets ...............................................................................      4,877
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Investment Securities Purchased .................................................        (543)
   Accrued Expenses .............................................................................         (6)
---------------------------------------------------------------------------------------------------------------------------
     Total Liabilities .........................................................................        (549)
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio shares (unlimited authorization--no par value) based on
     327,408 outstanding shares of beneficial interest .........................................       4,313
   Accumulated Net Realized Loss on Investments ................................................        (168)
   Net Unrealized Appreciation of Investments ..................................................         183
---------------------------------------------------------------------------------------------------------------------------
     Total Net Assets ..........................................................................      $4,328
===========================================================================================================================
Net Asset Value, Offering Price, and Redemption Price Per Share ................................      $13.22
===========================================================================================================================
     The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)                                         TIP FUNDS

                                                    TURNER GROWTH  TURNER MIDCAP   TURNER SMALL    TURNER ULTRA
                                                       EQUITY         GROWTH            CAP          LARGE CAP
                                                        FUND           FUND         GROWTH FUND     GROWTH FUND
                                                    -------------  -------------  -------------   -------------
                                                       FOR THE        FOR THE         FOR THE         FOR THE
                                                     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       9/30/98        9/30/98         9/30/98         9/30/98
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends ................................        $    537         $   53         $    250         $  16
   Interest .................................              75             45              246             3
---------------------------------------------------------------------------------------------------------------------------

     Total Investment Income.................             612             98              496            19
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .................             743            135            1,685            16
   Investment Advisory Fee Waiver ...........             (77)           (43)            (226)          (16)
   Administrator Fees .......................             114             75              182            75
   Administrator Fee Waiver .................              --            (28)              --           (44)
   Custodian Fees ...........................              12             10               10             8
   Transfer Agent Fees ......................              53             23              208            16
   Professional Fees ........................              81             16              129             7
   Trustee Fees .............................               6              2                9             1
   Registration Fees ........................              51             28               77            27
   Pricing Fees .............................               1              1                2             1
   Printing Fees ............................              40             10               61             4
   Amortization of Deferred
     Organizational Costs ...................               5              9                4             4
   Insurance and Other Fees .................              --              3               11             1
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses .........................           1,029            241            2,152           100
   Less: Reimbursements by Advisor...........              --             --               --           (79)
     Directed Brokerage .....................             (39)           (19)             (47)           --
---------------------------------------------------------------------------------------------------------------------------
       Net Expenses .........................             990            222            2,105            21
---------------------------------------------------------------------------------------------------------------------------
         Net Investment Loss ................            (378)          (124)          (1,609)           (2)
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From
     Securities Sold ........................          17,188         (1,546)          (6,168)         (170)
   Net Unrealized Appreciation (Depreciation)
     of Investment Securities ...............          (7,481)           524          (22,875)          169
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss)
       on Investments .......................           9,707         (1,022)         (29,043)           (1)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting From Operations ..............        $  9,329        $(1,146)        $(30,652)        $  (3)
---------------------------------------------------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.


      The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)                              TIP FUNDS


                                                                                           TURNER GROWTH
                                                                                            EQUITY FUND
                                                                                    --------------------------
                                                                                              FOR THE
                                                                                        YEAR            YEAR
                                                                                        ENDED           ENDED
                                                                                       9/30/98         9/30/97
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) ..............................................          $  (378)      $  (187)
   Net Realized Gain (Loss) on Securities Sold ...............................           17,188        23,807
   Net Unrealized Appreciation (Depreciation)
     of Investment Securities ................................................           (7,481)        3,066
---------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations .......................................................            9,329        26,686
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .....................................................               --            --
   Realized Capital Gain .....................................................          (26,503)      (23,871)
   Return of Capital .........................................................               --            --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions .....................................................          (26,503)      (23,871)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ...............................................           22,658        32,378
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ......................................................           25,911        23,565
   Cost of Shares Redeemed ...................................................          (33,128)      (55,332)
---------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
       Capital Share Transactions ............................................           15,441           611
---------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets .................................           (1,733)        3,426
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period .....................................................           99,590        96,164
     Excess of Market Value Over Book Value of
       Securities Received in In-Kind Subscriptions ...........................              --            --
---------------------------------------------------------------------------------------------------------------------------
     End of Period ...........................................................          $97,857      $ 99,590
---------------------------------------------------------------------------------------------------------------------------
   Shares Issued and Redeemed:
   Issued ....................................................................            1,638         2,198
   Issued in Lieu of Cash Distributions ......................................            2,320         1,832
   Redeemed ..................................................................           (2,339)       (3,691)
---------------------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions .......................................           1,619           339
---------------------------------------------------------------------------------------------------------------------------



                                                                  TURNER MIDCAP                      TURNER SMALL CAP
                                                                   GROWTH FUND                          GROWTH FUND
                                                           --------------------------       -----------------------------------
                                                                    FOR THE                              FOR THE
                                                               YEAR         YEAR                    YEAR           YEAR
                                                               ENDED        ENDED                   ENDED          ENDED
                                                              9/30/98      9/30/97                 9/30/98        9/30/97
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) ........................        $ (124)        $ (11)            $   (1,609)         $ (707)
   Net Realized Gain (Loss) on Securities Sold .........        (1,546)          387                 (6,168)            754
   Net Unrealized Appreciation (Depreciation)
     of Investment Securities ..........................           524           284                (22,875)         18,398
--------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations .........................        (1,146)          660                (30,652)         18,445
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...............................            --            --                     --              --
   Realized Capital Gain ...............................          (358)          (18)                (1,521)         (1,689)
   Return of Capital ...................................            --            --                 (1,148)             --
--------------------------------------------------------------------------------------------------------------------------------
     Total Distributions ...............................          (358)          (18)                (2,669)         (1,689)
--------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .........................        28,977         6,106                 96,936         134,196
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ................................           320            17                  2,289           1,340
   Cost of Shares Redeemed .............................        (8,356)       (1,670)               (71,832)        (66,255)
---------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From
       Capital Share Transactions ......................        20,941         4,453                 27,393          69,281
---------------------------------------------------------------------------------------------------------------------------------

     Total Increase (Decrease) in Net Assets ...........        19,437         5,095                 (5,928)         86,037
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period ...............................         5,145            --                153,462          67,425
     Excess of Market Value Over Book Value of
       Securities Received in In-Kind Subscriptions ....            --            50(2)                  --              --
---------------------------------------------------------------------------------------------------------------------------------

     End of Period .....................................       $24,582        $5,145(3)            $147,534(4)     $153,462
---------------------------------------------------------------------------------------------------------------------------------
   Shares Issued and Redeemed:
   Issued ..............................................         1,939           518                  3,783           5,861
   Issued in Lieu of Cash Distributions ................            24             2                     99              62
   Redeemed ............................................          (553)         (158)                (2,840)         (3,015)
---------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ................         1,410           362                  1,042           2,908
---------------------------------------------------------------------------------------------------------------------------------



                                                                    TURNER ULTRA LARGE
                                                                      CAP GROWTH FUND
                                                                   -----------------------
                                                                          FOR THE
                                                                    YEAR       EIGHT-MONTH
                                                                    ENDED      PERIOD ENDED
                                                                   9/30/98      9/30/97(1)
--------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) ........................             $   (2)           $  1
   Net Realized Gain (Loss) on Securities Sold .........               (170)             74
   Net Unrealized Appreciation (Depreciation)
     of Investment Securities ..........................                169              14
--------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations .........................                 (3)             89
--------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...............................                 (1)             --
   Realized Capital Gain ...............................                (72)             --
   Return of Capital ...................................                 --              --
--------------------------------------------------------------------------------------------
     Total Distributions ...............................                (73)             --
--------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .........................              3,876             766
   Proceeds from Shares Issued in Lieu of
     Cash Distributions ................................                 73              --
   Cost of Shares Redeemed .............................               (246)           (154)
--------------------------------------------------------------------------------------------
     Increase in Net Assets From
       Capital Share Transactions ......................              3,703             612
--------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ...........              3,627             701
--------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period ...............................                701              --
     Excess of Market Value Over Book Value of
       Securities Received in In-Kind Subscriptions ....                 --              --
--------------------------------------------------------------------------------------------
     End of Period .....................................              $4,328(5)        $701
--------------------------------------------------------------------------------------------
   Shares Issued and Redeemed:
   Issued ..............................................                282              72
   Issued in Lieu of Cash Distributions ................                  6              --
   Redeemed ............................................                (18)            (15)
---------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ................                270              57
---------------------------------------------------------------------------------------------

(1) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997.
(2) During 1997, the Fund received securities in-kind with unrealized appreciation approximating $50.
(3) Includes undistributed net investment income of $1.
(4) Includes accumulated net investment loss of $1.
(5) Includes accumulated net investment loss of $3.
Amounts designated as "--" are either $0 or have been rounded to $0.

  The accompanying notes are an integral part of the financial statements.

                                                          28 & 29

FINANCIAL HIGHLIGHTS                                                   TIP FUNDS
For a Share Outstanding Throughout each Period

          Net                  Realized and                                              Net                        Net
         Asset         Net     Unrealized     Distributions Distributions               Asset                      Assets
         Value     Investment    Gains or       from Net        from         Return     Value                       End
       Beginning     Income    (Losses) on     Investment      Capital         of        End         Total      of Period
       of Period     (Loss)    Investments       Income         Gains        Capital   of Period    Return(5)      (000)
       ----------  ----------  ------------   ------------- -------------  ---------  ------------  ---------  -----------

-------------------
GROWTH EQUITY FUND
-------------------
1998     $16.64     (0.05)       1.10             --           (4.82)         --         $12.87        10.71%      $ 97,857
1997     $17.03     (0.03)       4.23             --           (4.59)         --         $16.64        32.61%      $ 99,590
1996 (5) $14.97      0.02        2.91           (0.02)         (0.85)         --         $17.03        20.61%      $ 96,164
1995     $12.46      0.10        2.52           (0.11)           --           --         $14.97        21.15%      $115,819
1994     $13.12      0.10       (0.66)          (0.10)           --           --         $12.46        (4.28)%     $112,959
1993     $10.40      0.09        2.72           (0.09)           --           --         $13.12        27.08%      $ 53,327
--------------------
MIDCAP GROWTH FUND
--------------------
1998     $14.22     (0.07)       0.22             --           (0.50)         --         $13.87         1.24%      $ 24,582
1997 (1) $10.00     (0.03)       4.36             --           (0.11)         --         $14.22        43.77%      $  5,145
---------------------
SMALL CAP GROWTH FUND
---------------------
1998     $26.35     (0.23)      (4.19)            --           (0.25)      (0.19)        $21.49       (16.90)%     $147,534
1997     $23.13     (0.07)       3.80             --           (0.51)         --         $26.35        16.64%      $153,462
1996 (5) $16.08     (0.08)       8.17             --           (1.04)         --         $23.13        52.90%      $ 67,425
1995     $10.90     (0.06)       5.24             --              --          --         $16.08        47.52%      $ 13,072
1994 (2) $10.00     (0.02)       0.92             --              --          --         $10.90        12.35%      $  4,806
----------------------------
ULTRA LARGE CAP GROWTH FUND
-----------------------------
1998     $12.28     (0.01)       1.98          (0.01)          (1.02)         --         $13.22        17.26%      $  4,328
1997 (3) $10.00      0.01        2.27             --              --          --         $12.28        22.80%      $    701



                                              Ratio of Net
                     Ratio of Net   Ratio of   Investment
                      Investment   Expenses   Income (Loss)
          Ratio        Income     to Average    to Average
        of expenses    (Loss)     Net Assets    Net Assets     Portfolio
         to Average   to Average  (Excluding   (Excluding      Turnover
         Net Assets   Net Assets    Waivers)     Waivers)         Rate
        ------------ ---------- ----------------- ---------   ----------
-------------------
GROWTH EQUITY FUND
-------------------
1998        1.04%+       0.42)%+     1.12%+      (0.50)%+      249.58%
1997        1.02%+      (0.25)%+     1.05%+      (0.28)%+      178.21%
1996 (5)    1.06%+*      0.03%*+     1.06%+*      0.03%*+      147.79%
1995        1.03%+       0.69%+      1.03%+       0.69%+       177.86%
1994        0.95%        0.86%       1.08%        0.73%        164.81%
1993        1.00%        0.80%       1.52%        0.28%         88.35%
--------------------
MIDCAP GROWTH FUND
--------------------
1998        1.34%+      (0.79)%+     1.73%+      (1.18)%+      304.29%+
1997 (1)    1.25%       (0.62)%      7.96%       (7.33)%       348.29%
---------------------
SMALL CAP GROWTH FUND
---------------------
1998        1.28%+      (0.99)%+     1.41%+      (1.12)%+      167.73%
1997        1.24%       (0.84)%      1.33%       (0.93)%       130.68%
1996 (5)    1.25%*      (0.88)%*     1.54%*      (1.17)%*      149.00%
1995        1.25%       (0.68)%      2.39%       (1.82)%       183.49%
1994 (2)    1.09%*      (0.27)%*     4.32%*      (3.50)%*      173.92%
----------------------------
ULTRA LARGE CAP GROWTH FUND
-----------------------------
1998        1.00%       (0.10)%      7.70%       (7.80)%       234.93%
1997 (3)    1.00%*       0.20%*     26.45%*     (25.25)%*      346.47%


 * Annualized
(1) The Turner Midcap Growth Fund began operations on October 1, 1996.
(2) The Turner Small Cap Growth Fund began operations on February 7, 1994.
(3) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997.
(4) Returns are for the period indicated and have not been annualized.
(5) On April 19, 1996, the Board of Trustees of the Turner Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.
(Dagger)  The Ratios of Expenses to Average Net Assets and Net Investment
          Income to Average Net Assets do not reflect the Advisor's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Growth Equity Fund, the Turner Midcap Growth Fund and the Turner Small Cap Growth Fund in return for the direction of a percentage of the Fund's brokerage transactions. For the Turner Growth Equity Fund, these arrangements reduced the Ratio of Expenses to Average Net Assets to 1.00% (1.08% excluding waivers) for the year ended September 30, 1998, 0.96% for the year ended September 30, 1997, 0.94% for the eleven month period ended September 30, 1996 and 0.94% for the year ended October 31, 1995 and the Ratios of Net Investment Income (Loss) to Average Net Assets to (0.46%) ((0.38%) excluding waivers), (0.19%), 0.15% and 0.78% for the same periods described. For the Turner Midcap Growth Fund and the Turner Small Cap Growth Fund these arrangements reduced the Ratio of Expenses to Average Net Assets to 1.23% (1.62% excluding waivers) and 1.25% (1.38% excluding waivers), respectively for the year ended September 30, 1998 and the Ratio of Net Investment Income (Loss) to Average Net Assets to (0.69%) ((1.08%) excluding waivers) and (0.96%) ((1.09%) excluding waivers), respectively for the same period above.

  Amounts designated as "--" are either $0 or have been rounded to $0.



  The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                         TIP FUNDS
September 30, 1998


1.  ORGANIZATION:
TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 10 funds. The financial statements included herein are those of the Turner Growth Equity Fund (the "Growth Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), and the Turner Ultra Large Cap Growth Fund (the "Ultra Large Cap Growth Fund"). Additionally, the Turner Small Cap Growth Fund was closed to new investors as of August 30, 1997. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (Continued)                             TIP FUNDS
September 30, 1998


     EXPENSES -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:
Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.12% of the average daily net assets of each of the Funds up to $75 million, 0.10% on the next $75 million, 0.09% on the next $150 million, 0.08% on the next $300 million, and 0.075% of such assets in excess on $600 million. There is a minimum annual fee of $75,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration Agreement. During fiscal 1998, the Administrator has voluntarily waived a portion of its fee.

The Growth Equity Fund, the Midcap Growth Fund, and the Small Cap Growth Fund had directed certain portfolio trades to brokers who paid a portion of its expenses. For the period ended September 30, 1998, the Funds expenses were reduced by $38,620, $19,111 and $46,994 respectively, under this arrangement.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

NOTES TO FINANCIAL STATEMENTS (Concluded)                              TIP FUNDS
September 30, 1998


The Trust and the Distributor are parties to a Distribution Agreement dated April 30, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AGREEMENT:
The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 30, 1996, under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Growth Equity, Midcap Growth, and Ultra Large Cap Growth Funds, and 1.00% of those of the Small Cap Growth Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Growth Equity, Midcap Growth, Small Cap Growth, and Ultra Large Cap Growth Funds in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.00%, 1.25%, 1.25%, and 1.00%, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1998 are as follows
(000):
                                                ULTRA
                                       SMALL    LARGE
                   GROWTH    MIDCAP     CAP      CAP
                   EQUITY    GROWTH   GROWTH   GROWTH
                    FUND      FUND     FUND     FUND
                  ------------------------------------
Purchases ......  $242,941  $80,910  $291,621  $8,397
Sales ..........  $249,204  $51,454  $270,824  $4,792

At September 30, 1998, the total cost of securities for Federal income tax purposes was $86,998,326 for Growth Equity, $24,604,408 for Midcap Growth, $145,421,726 for Small Cap Growth, and $4,319,858 for Ultra Large Cap Growth. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1998, are as follows (000):

                                                 ULTRA
                                         SMALL   LARGE
                     GROWTH    MIDCAP     CAP     CAP
                     EQUITY    GROWTH   GROWTH  GROWTH
                      FUND      FUND     FUND    FUND
                  -------------------------------------
Aggregate gross
   unrealized
   appreciation ... $14,175   $2,209   $18,334   $286
Aggregate gross
   unrealized
   depreciation ...  (2,326)  (1,394)  (14,173)  (110)
                    -------   ------   -------   ----
Net unrealized
   appreciation ... $11,849   $  815   $ 4,161   $176
                    =======   ======   =======   ====

For Federal income tax purposes, the Midcap Growth and Ultra Large Cap Growth Funds had capital loss carryforwards of $1,822 and $1,570, respectively at September 30, 1998 which may be carried forward and applied against future capital gains. The capital loss carryforwards expire in 2006.

REPORT OF INDEPENDENT AUDITORS                                        TIP FUNDS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
TIP FUNDS

     We have audited the accompanying statements of net assets of the Turner Growth Equity Fund, the Turner Small Cap Growth Fund, and the Turner Mid Cap Growth Fund, and the statement of assets and liabilities of the Turner Ultra Large Cap Growth Fund, including the schedule of portfolio investments, as of September 30, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets for the periods presented therein. We have also audited the financial highlights for the periods ended September 30, 1996 through September 30, 1998 presented therein for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund, and for the periods ended September 30, 1998 and September 30, 1997 presented therein for the Turner Ultra Large Cap Growth Fund and the Turner Mid Cap Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1993 through October 31, 1995 for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund were audited by other auditors whose report dated December 5, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Turner Growth Equity Fund, the Turner Small Cap Growth Fund, the Turner Ultra Large Cap Growth Fund, and the Turner Mid Cap Growth Fund of the TIP Funds at September 30, 1998, the results of their operations, and the changes in their net assets for each of the periods presented therein, and financial highlights for the periods ended September 30, 1996 through September 30, 1998 presented therein for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund, and for the periods ended September 30, 1998 and September 30, 1997 presented therein for the Turner Ultra Large Cap Growth Fund and the Turner Mid Cap Growth Fund, in conformity with generally accepted accounting principles.


/s/signature omitted


Philadelphia, Pennsylvania
November 2, 1998

                             Notice to Shareholders
                                       of
                                  Turner Funds
                                  (Unaudited)


For the shareholders that do not have a September 30, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1998 taxable year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1998, each portfolio is designating the following items with regard to distributions paid during the year.


                                                                LONG TERM           MID TERM
                                                               (20% RATE)          (28% RATE)          ORDINARY
                                                              CAPITAL GAIN        CAPITAL GAIN          INCOME
           PORTFOLIO                                          DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           ---------                                         --------------       -------------      --------------
Turner Funds - Turner Mid Cap Fund ...........................      0.00%                0.00%            100.00%
Turner Funds - Turner Ultra Cap Fund .........................      0.00%                0.00%            100.00%
Turner Funds - Turner Small Cap Fund .........................     25.31%               74.69%              0.00%
Turner Funds - Turner Growth Equity Fund .....................     18.78%               30.16%             51.06%


                                                                TAX-EXEMPT             TOTAL           QUALIFYING
           PORTFOLIO                                             INTEREST          DISTRIBUTIONS      DIVIDENDS (1)
           ---------                                           ------------       ---------------     -------------
Turner Funds - Turner Mid Cap Fund ...........................      0.00%              100.00%              1.00%
Turner Funds - Turner Ultra Cap Fund .........................      0.00%              100.00%              0.00%
Turner Funds - Turner Small Cap Fund .........................      0.00%              100.00%              0.00%
Turner Funds - Turner Growth Equity Fund .....................      0.00%              100.00%              4.42%



---------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

TRUST
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805


INVESTMENT ADVISER
Turner Investment Partners, Inc.


DISTRIBUTOR
SEI Investments Distribution Co.


ADMINISTRATOR
SEI Investments Mutual Funds Services


LEGAL COUNSEL
Morgan, Lewis and Bockius LLP


INDEPENDENT AUDITORS
Ernst and Young LLP





[Turner Logo Omitted]


               TURNER
        INVESTMENT PARTNERS,
                INC.

To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312





THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE
TIP FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF
PRECEDED OR ACCOMPANIED BY A TIP FUNDS PROSPECTUS,
WHICH CONTAINS DETAILED INFORMATION.

TUR-F-026-02